UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2023

APPLIED MOLECULAR TRANSPORT INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39306	81-4481426
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Address not Applicable(1)

(Address of principal executive offices, including zip code)

(650) 392-0420

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.0001 per share	AMTI	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

[1]

We are a remote-only company. Accordingly, we do not maintain a headquarters. For purposes of compliance with applicable requirements of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, any stockholder communication required to be sent to our principal executive offices may be directed to the agent for service of process at the following address: Applied Molecular Transport Inc., c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801, or to the email address: corporate.secretary@appliedmt.com.

Item 1.01	Entry into a Material Definitive Agreement.

Merger Agreement

On September 21, 2023, Applied Molecular Transport Inc., a Delaware corporation (“AMTI”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Cyclo Therapeutics, Inc., a Nevada corporation (“Cyclo”) and Cameo Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Cyclo (“Merger Sub”), pursuant to which, subject to the terms and conditions set forth therein, Merger Sub will merge with and into AMTI (the “Merger”), with AMTI surviving such Merger as a wholly-owned subsidiary of Cyclo.

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of AMTI common stock, par value $0.0001 per share (“AMTI Common Stock”), that is issued and outstanding immediately prior to the Effective Time (other than (i) treasury shares, and (ii) any shares of AMTI Common Stock held directly by Cyclo or Merger Sub) will automatically be converted into the right to receive a number of shares of common stock, par value $0.0001 per share, of Cyclo (“Cyclo Common Stock”) equal to the Exchange Ratio (as defined in the Merger Agreement and subject to adjustment based on AMTI’s net cash at the closing of the Merger). Any fractional shares of Cyclo Common Stock will be rounded up to the nearest whole share.

The Merger Agreement also provides that, at the Effective Time, (1) each option to purchase shares of AMTI Common Stock (each, an “AMTI Option”) that is outstanding immediately prior to the Effective Time and has an exercise price per share that is equal to or less than $0.40 (such AMTI Option, a “Rollover Option”) will be assumed and converted into an option to acquire, on substantially similar terms and conditions as were applicable under such Rollover Option, the number of shares of Cyclo Common Stock determined by multiplying the number of shares of AMTI Common Stock subject to such Rollover Option immediately prior to the Effective Time by the Exchange Ratio (rounded down to the nearest whole share), with an exercise price per share equal to the exercise price per share of such Rollover Option as of immediately prior to the Effective Time, divided by the Exchange Ratio (rounded up to the nearest whole cent), and (2) each AMTI Option that is outstanding immediately prior to the Effective Time and has an exercise price per share that is greater than $0.40 will be automatically cancelled and extinguished for no consideration.

The respective boards of directors of AMTI and Cyclo (the “AMTI Board” and the “Cyclo Board,” respectively) have each approved the Merger Agreement. The AMTI Board has resolved to recommend that the AMTI stockholders vote to adopt the Merger Agreement and approve the Merger, and the Cyclo Board has resolved to recommend that the Cyclo stockholders approve the issuance of Cyclo Common Stock in connection with the Merger (the “Share Issuance”).

Each of AMTI and Cyclo have agreed to customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants relating to (1) the conduct of their respective businesses during the period between the date of signing the Merger Agreement and the closing of the Merger, (2) AMTI not soliciting alternative acquisition proposals, (3) each of AMTI and Cyclo holding a meeting of their respective stockholders to vote upon, in the case of AMTI’s stockholders, the approval and adoption of the Merger Agreement, and, in the case of Cyclo’s stockholders, the approval of the Share Issuance, and (4) AMTI and Cyclo jointly preparing and filing with the U.S. Securities and Exchange Commission (the “SEC”) a joint proxy statement/prospectus (the “Joint Proxy Statement/prospectus”) to solicit the requisite stockholder approvals and cooperating to cause to become effective a registration statement on Form S-4 to register the shares of Cyclo Common Stock to be issued in connection with the Merger (the “Registration Statement”).

Consummation of the Merger is subject to certain closing conditions, including (1) the adoption of the Merger Agreement by the AMTI stockholders, (2) the approval of the Share Issuance by the Cyclo stockholders, (3) approval for listing on the Nasdaq Capital Market of the shares of Cyclo Common Stock to be issued in connection with the Merger, (4) the effectiveness of the Registration Statement, and (5) the absence of an order or other legal restraint preventing the Merger. Each party’s obligation to consummate the Merger is also subject to other specified customary conditions, including certain representations and warranties of the other party being true and correct as of the closing date of the Merger, generally subject to an overall material adverse effect qualification, and the performance in all material respects by the other party of its obligations under the Merger Agreement required to be performed on or prior to the closing date of the Merger.

The Merger Agreement contains specified termination rights of each of AMTI and Cyclo. Upon termination of the Merger Agreement under specified circumstances, including due to AMTI’s willful breach of its no-shop obligations or the AMTI Board’s withdrawal or change of its recommendation of the Merger to its stockholders, AMTI will be required to pay Cyclo a non-refundable fee of $600,000. Upon termination of the Merger Agreement by either AMTI or Cyclo due to AMTI’s failure to obtain the approval of its stockholders, AMTI will be required to reimburse Cyclo for up to $400,000 of expenses incurred in connection with the transaction. If the Merger Agreement is terminated by either AMTI or Cyclo due to Cyclo’s failure to receive the requisite approval of its stockholders, Cyclo will be required to reimburse AMTI for up to $450,000 of expenses incurred in connection with the transaction.

In connection with the closing of the Merger, Cyclo has agreed to expand the Cyclo Board from eight to nine directors and to appoint Shawn Cross to the Cyclo Board.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

The Merger Agreement and the foregoing description thereof have been included to provide investors and stockholders with information regarding the terms of such agreement and is not intended to provide any factual information about AMTI or Cyclo or any of their respective affiliates. The representations, warranties and covenants contained in the Merger Agreement have been made solely for the purposes of the Merger Agreement and as of specific dates; were made solely for the benefit of the parties to the Merger Agreement; are not intended as statements of fact to be relied upon by stockholders or other security holders, but rather as a way of allocating the risk between the parties in the event the statements therein prove to be inaccurate; have been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the Merger Agreement, which disclosures are not reflected in the Merger Agreement itself; may no longer be true as of a given date; and may apply standards of materiality in a way that is different from what may be viewed as material by stockholders or other security holders. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of AMTI or Cyclo or any of their respective affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in AMTI’s or Cyclo’s public disclosures. The Merger Agreement should not be read alone but should instead be read in conjunction with the entirety of the factual disclosures about AMTI or Cyclo in their respective public reports filed with the SEC.

Voting Agreements

Also on September 21, 2023, in connection with the execution of the Merger Agreement, each of AMTI’s directors and officers entered into voting agreements with Cyclo (the “Voting Agreements”). The directors and officers that have entered into Voting Agreements represent approximately 9.7% of the outstanding voting power of AMTI Common Stock based on the number of shares of AMTI Common Stock outstanding as of September 15, 2023. Under the Voting Agreements, the stockholders party thereto have agreed to vote their shares of AMTI Common Stock in favor of the Merger and certain other matters. The Voting Agreements terminate in certain circumstances, including upon the valid termination of the Merger Agreement in accordance with its terms. The Voting Agreements also contain restrictions on transfer of shares of AMTI Common Stock held by the stockholders party thereto, subject to certain exceptions.

The foregoing description of the Voting Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form of the Voting Agreements, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 20, 2023, in connection with the transactions, the AMTI Board approved the grant to Brandon Hants, AMTI’s Chief Financial Officer, of a fully vested option to purchase 50,000 shares of AMTI Common Stock, subject to the terms and conditions of the AMTI 2020 Equity Incentive Plan and an option agreement thereunder between AMTI and Brandon Hants in AMTI’s standard form. Such option will be granted one business day prior to, and contingent upon, the closing of the Merger, and will have an exercise price per share equal to the greater of $0.3936 or the Fair Market Value (as defined in the AMTI 2020 Equity Incentive Plan) of a share of AMTI Common Stock on the date of grant.

Item 7.01	Regulation FD Disclosure.

On September 21, 2023, AMTI and Cyclo issued a joint press release announcing the Merger. The full text of the press release issued in connection with these announcements is furnished herewith as Exhibit 99.1.

The information contained in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of AMTI’s filings with the SEC made by AMTI, regardless of any general incorporation language in such filings, except to the extent expressly set forth by reference in such filing.

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination and shall not constitute an offer to sell or a solicitation of an offer to buy any securities nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Important Additional Information will be Filed with the SEC

Cyclo plans to file with the SEC the Registration Statement in connection with the transactions, and AMTI and Cyclo plan to file with the SEC and mail to their respective stockholders the Joint Proxy Statement/prospectus in connection with the transactions. Investors and security holders are urged to read the Registration Statement and the Joint Proxy Statement/prospectus and other relevant documents filed with the SEC in connection with the proposed transaction or incorporated by reference into the Joint Proxy Statement/prospectus (if any) carefully when they are available before making any voting or investment decision with respect to the proposed transactions. The Registration Statement and the Joint Proxy Statement/prospectus and other relevant documents filed with the SEC in connection with the proposed transaction or incorporated by reference into the Joint Proxy Statement/prospectus (if any) will contain important information about AMTI, Cyclo, the transactions and related matters. Investors and security holders will be able to obtain free copies of the Registration Statement and the Joint Proxy Statement/prospectus and other documents filed with the SEC by AMTI and Cyclo through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the Registration Statement and the Joint Proxy Statement/prospectus from AMTI by contacting asantos@wheelhouselsa.com or from Cyclo by contacting info@cyclodex.com.

Participants in the Solicitation

AMTI and Cyclo, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the Merger Agreement. Information regarding AMTI’s directors and executive officers is contained in AMTI’s proxy statement, filed with the SEC on April 28, 2023. Information regarding Cyclo’s directors and executive officers is contained in Cyclo’s proxy statement, filed with the SEC on June 13, 2023. Additional information regarding the persons who may be deemed participants in the proxy solicitation and a description of their direct and indirect interests in the proposed business combination will be available in the Registration Statement and the Joint Proxy Statement/prospectus.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements for the purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995 and other federal securities laws. These statements are often identified by the use of words such as “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “intend,” “likely,” “may,” “might,” “objective,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” “to be,” “will,” “would,” or the negative or plural of these words, or similar expressions or variations, although not all forward-looking statements contain these words. AMTI cannot assure you that the events and circumstances reflected in the forward-looking statements will be achieved or occur and actual results could differ materially from those expressed or implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those identified herein, and those discussed in the section titled “Risk Factors” set forth in AMTI’s latest Quarterly Report on Form 10-Q and in Cyclo’s Annual Report on Form 10-K for the year ended December 31, 2022, each of which is on file with the SEC. Among other things, there can be no guarantee that the proposed business combination will be completed in the anticipated timeframe or at all, that the conditions required to complete the proposed business combination will be met, or that the combined company will realize the expected benefits of the proposed business combination, if any. These risks are not exhaustive. New risk factors emerge from time to time, and it is not possible for AMTI’s management to predict all risk factors, nor can AMTI assess the impact of all factors on AMTI’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. These statements are inherently uncertain, and investors are cautioned not to unduly rely upon these statements. Except as required by law, AMTI undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of September 21, 2023, by and among Cyclo Therapeutics, Inc., Cameo Merger Sub, Inc. and Applied Molecular Transport Inc.

10.1	Form of Voting Agreement

99.1	Joint Press Release dated September 21, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

The schedules and exhibits to this exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request. AMTI may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules or exhibits so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED MOLECULAR TRANSPORT INC.

Date: September 21, 2023	By:	/s/ Shawn Cross
Shawn Cross
Chief Executive Officer and Chair of the Board of Directors